May 19, 2011

Via EDGAR
United States Securities and Exchange Commission
100 F Street NE
Washington, DC 20549
Re: XBRL Interactive Files
Ladies and Gentlemen:
The statutory and summary prospectuses for the ICON Sector Funds were amended on May 2, 2011. Attached are the XBRL interactive files that reflect the revised risk/return summary information for the ICON Consumer Discretionary Fund, ICON Consumer Staples Fund (formerly, ICON Leisure and Consumer Staples Fund), ICON Energy Fund, ICON Financial Fund, ICON Healthcare Fund, ICON Industrials Fund, ICON Information Technology Fund, ICON Materials Fund and the ICON Telecommunication & Utilities Fund.
If you have any questions, comments or desire further information, contact me, at (303) 328-9207, or counsel to the Trust, Charles W. Lutter Jr. at (210) 496-5438, at any time.
Sincerely,

/s/ Donald Salcito, Esq.
Donald Salcito, Esq.
Secretary of the Trust